Q 3 I N V E S T O R P R E S E N T A T IO N 1 INVESTOR PRESENTATION Q 3 | O C T O B E R 2 0 2 1 | N A S D A Q : M Y R G

Q 3 I N V E S T O R P R E S E N T A T IO N 2 SAFE HARBOR STATEMENT F O R W A R D - L O O K I N G S T A T E M E N T S Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. NOTE: Images used throughout this presentation may have been taken before COVID.

3

Q3 INVESTOR PRESENTATION

A MARKET LEADER

DELIVERING ELECTRICAL CONSTRUCTION SERVICES FOR MORE THAN A CENTURY

MYR Group Inc. subsidiaries deliver some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Western Canada.



63 OFFICE LOCATIONS IN **U.S.** AND WESTERN **CANADA**

REPORTABLE SEGMENTS
TRANSMISSION & DISTRIBUTION
COMMERCIAL & INDUSTRIAL

GROWING REVENUE
STRONG BACKLOG
STABLE BALANCESHEET

EXTENSIVE, CENTRALIZED **FLEET**

NASDAQ: MYRG
STOCK TICKER SYMBOL

HEALTHY **ORGANIC & ACQUISITIVE** GROWTH

7,200+ EMPLOYEES AND EXECUTIVE TEAM WITH **32+ YEARS OF INDUSTRY EXP.**

LONG-STANDING **CLIENT RELATIONSHIPS**

SUPERIOR **SAFETY PERFORMANCE**

HEADQUARTERS 12150 E. 112TH AVE., HENDERSON, CO 80640

Q 3 I N V E S T O R P R E S E N T A T IO N 4 Achieved record revenue in 2020, up 8.5% from 2019 $2.46B LTM 09/30/2021 $1.14B 2016 $1.40B 2017 $1.53B 2018 $2.25B 2020 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 26 YEARS IN A ROW $2.07B 2019 CAGR 17.5%

5

Q3 INVESTOR PRESENTATION

DEPTH & BREADTH OF EXPERTISE

ENHANCES OUR STRONG BACKLOG

As a leading specialty electrical contractor, we have experience tackling electrical projects of various sizes and complexities. We cross sell our expertise, collaborate, and utilize resources throughout the organization to provide clients with customized solutions. We are proud to be a contractor of choice, and value the long-standing relationships we hold with our clients. Expanding our presence in key growth markets; building our portfolio; growing our footprint; and investing in our extensive fleet, technology, and training programs remains a key initiative to ensure we provide optimal value to our clients.



BEING GOOD STEWARDS

As stewards of the environment, we understand that our collective actions contribute to the greater good and overall sustainability. We are aware that the critical nature of our work could impact the sensitive ecosystems surrounding our projects, and therefore take great pride in working with our clients to establish proactive environmental plans and protocols for our projects.



CLEAN ENERGY TRANSFORMATION PARTNERS

With increased investments in infrastructure, technology, and efficiency across the renewable energy space we are broadening our capabilities and resources, and leveraging our expertise and industry knowledge to elevate our position as a strong partner delivering sustainable solutions that positively impact the clean energy horizon.

EMPOWERING OUR PEOPLE

We take a people first focus to encourage collaboration, safe practices, and long-term employment. We invest in our employees by providing trainings, leadership opportunities, cutting-edge tools and resources, and continuously improving safety protocols. Keeping safety at the center of our core values, we achieve industry-leading safety performance results.

Q 3 I N V E S T O R P R E S E N T A T IO N 6 OUTLOOK • Enacted measures to maintain safe operations during the COVID-19 pandemic, adjusting operations to continue performing work as an essential business • T&D work activity primarily consists of small to medium-sized projects, with some larger transmission, HVDC, and utility scale solar projects; and we continue to execute routine maintenance work under long-term MSAs. Drivers for T&D spending remain intact • C&I project awards have slowed somewhat due to supply chain disruptions though budgeting and bidding activity remains strong, specifically in the core markets we serve • Strong year to date results with record LTM 09/30/21 revenues, profit, earnings per share, net income, and EBITDA • Stimulus packages and infrastructure bills could promote increased spending and both MYR Group business segments are well-positioned to benefit from this • Strong balance sheet with $362.7M in availability under our $375.0M credit facility, funded debt to LTM EBITDA leverage of 0.03x and management has continued to focus with heightened scrutiny on controlling costs and capital expenditures in these uncertain times

Q 3 I N V E S T O R P R E S E N T A T IO N 7 TRANSMISSION & DISTRIBUTION T & D B U S I N E S S S E G M E N T U P D A T E • LTM 09/30/21 T&D record revenue of $1,267 Million • Recent years growth is 100% organic and primarily due to an increase in revenue on small to medium-sized transmission and distribution projects. • ~ 50% of T&D business is Master Service Agreement work Transmission Up to 765kV Distribution and Emergency Storm Restoration Substation Up to 765kV Renewables Foundations & Caissons and Directional Boring $879 $893 $1,134 $1,154 $1,267 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 Q3 LTM 2021 M il li o n s T&D Revenue T&D Revenue 10.2% CAGR

8

Q3 INVESTOR PRESENTATION

T&D MARKET DRIVERS

STRONG LONG-TERM OUTLOOK

- There may be delays on some spending due to COVID-19 which could impact previously reported projections, however the impacts have been minimal and market drivers remain favorable for the long-term.
- The proposed $2 trillion infrastructure plan (The American Jobs Plan) proposes to invest $100B in the power grid and $46B in clean energy manufacturing.
- With added goals to bring the U.S. to 100% clean electricity by 2035, this transition will require significant investments in T&D infrastructure.

UTILITIES CONTINUE TO INCREASE SPEND ON ELECTRIC TRANSMISSION

Annual spending by major U.S. electric utilities on the electric transmission system has increased from $9.1B (2019 dollars) in 2000 to $40.0B in 2019. Investment includes new transmission infrastructure and the operation & maintenance of existing systems. *(EIA, March 2021)*

KEY SPEND DRIVERS

- System Reliability
- Aging Electric Grid
- Connecting Renewables
- Plant Retirements
- Storm Hardening
- Digitizing the Economy
- Housing Starts

U.S. and Canadian Electric Utilities Transmission Market Forecast


Actual Investment
Forecasted
CAGR
+7.2%
CAGR
+2.7%
Billions USD
U.S. IOU's
Co-ops
Muni/Gov't Owned
Developers
Canada
Renewables

Source: The C Three Group, North American Electric Transmission Market Forecast, October 2021

U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures


Actual
Forecasted
CAGR
+7.8%
CAGR
+5.3%
Billions USD
$70
$60
$50
$40
$30
$20
$10
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
US IOU
Co-ops
Muni
Canadian

"Overall growth in capital expenditures from 2019-2020 increased 7.9%. The U.S. investor-owned electric distribution market grew 9.8% from 2019-2020."

Source: The C Three Group, North American Electric Distribution Market Forecast, August 2021

Q 3 I N V E S T O R P R E S E N T A T IO N 9 COMMERCIAL & INDUSTRIAL C & I B U S I N E S S S E G M E N T U P D A T E • LTM 09/30/21 C&I revenue of $1,193 Million • Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI and the Huen Companies in July of 2019 and 2018, respectively Commercial Telecommunications and Voice, Data , Video Systems Transportation/ Traffic Signals Renewables Industrial $524 $638 $937 $1,093 $1,193 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 Q3 LTM 2021 M il li o n s C&I Revenue C&I Revenue 24.5% CAGR

10

Q3 INVESTOR PRESENTATION

C&I OUTLOOK

ACTIVE MARKET

- The primary markets we serve may be somewhat less vulnerable to economic slowing.
- The proposed $2 trillion infrastructure plan (The American Jobs Plan) proposes to invest billions in highways, airports, transit systems and several other areas which could accelerate C&I project activity.
- The Dodge Momentum Index gained 11% in September to 164.9 from the revised August reading of 148.0 (2000=100). On a year-over-year basis, the Momentum Index was 30% higher than September 2020. *(October 7, 2021)*
- The American Institute of Architects reported a 56.6 reading in their September Architecture Billings Index, one of the higher scores seen this year and up from August's reading of 55.6. Scores over the last eight months continue to be among the highest ever seen in the immediate post-recession periods … underscoring just how strong the bounce back has been this year. *(September 2021)*

DODGE MOMENTUM INDEX

(2000=100, Seasonally Adjusted)


200
175
150
125
100
75
50
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21

Source: The Dodge Momentum Index, October 7, 2021

C&I's strong $981.3M backlog as of September 30, 2021 is driven by:


Hospitals
Data Centers
Airport Projects
Transportation Work
E-Commerce
Industrial Facilities
Water/Wastewater Upgrades
Renewable Related Projects

11

Q3 INVESTOR PRESENTATION

MARKET OPPORTUNITIES

GROWING RENEWABLE GENERATION MIX

- The generation mix across the U.S. is changing as traditional baseload generation resources retire and renewable generation provides an increasingly large percentage of demand
- The $2 trillion infrastructure proposals (if approved), are likely to accelerate the growth of utility-scale wind, solar, and storage *(DOE, March 2021)*
- Further adoption of renewables may drive stronger investments in energy storage systems with the latest reports indicating the U.S. will install 100GW of new storage by 2030. *(Energy Storage Association, Aug. 2020)*

RENEWABLE ENERGY DRIVERS

- Federal Tax Credits
- Renewable Portfolio Standards
- Carbon Policy
- State Tax Incentives
- Clean Power Portfolios

UTILITY-SCALE SOLAR

Utility-scale solar set another record for Q2 installations at 4.2GWdc. A total of 9.3 GWdc of new utility-scale solar power purchase agreements were signed in Q2 2021, bringing the utility-scale contracted pipeline to nearly 85 GWdc.

SOURCE: Solar Energy Industries Association (SEIA), September 14, 2021

"U.S. solar market set a new annual record with 19.2 GW installed in 2020.

Over the next 10 years, 348 GW will be installed, more than three times the amount installed through 2020."


U.S. Solar PV Deployment Forecast
Installed Capacity (MWdc)
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 2023E 2024E 2025E
Residential
Non-Residential
Utility

SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Q4 2020


MYR
ENERGY SERVICES

12

POSITIONED FOR GROWTH

STRONG MARKET COUPLED WITH OUR COMPETITIVE EDGE

U.S./Canada Long-term growth both organically and via acquisition

T&D Transmission market outlook strong next 5+ years (higher ratio of small-medium/large projects)

C&I Strength in C&I sector (Airport, Healthcare, Data Center, Highway/Transportation)

Renewables Clean energy initiatives driving increased construction spend

SUCCESS

- Proven execution of corporate strategy
- Strong financial position
- Centralization of operations to allow for greater efficiency and cross-collaboration
- Strong presence in key markets with expanding geographic footprint
- Future driven mindset to deploy new systems and technologies
- Broadening our capabilities to support the development of clean energy infrastructure
- Experienced leadership team
- Reputation for excellence with customers

STRATEGIC IMPERATIVES Ensures we are focused on the right work and programs

FINANCIAL STRENGTH

Deliver positive financial results on a consistent basis while positioning the company for growth

ORGANIZATIONAL EXCELLENCE

Sustain a culture that aids in attracting, retaining, and developing the best people in the industry

OPERATIONAL EXCELLENCE

Continue investments in people, equipment, health, safety, the environment, technology, innovative programs, process improvement, and sustainability

CUSTOMER SATISFACTION

Strive to always be the first choice for our clients and remain one of the most reliable, efficient, and high-value providers

Q3 INVESTOR PRESENTATION
MYR GROUP

13

Q3 INVESTOR PRESENTATION

CORNERSTONES OF OUR SUSTAINABILITY PRACTICES

Reducing our environmental impact, protecting the safety and wellbeing of our people, and supporting the communities where we live and operate remain a top priority as we continue to provide critical electrical infrastructure services that help power a clean energy future.

>>View our 2020 Sustainability Report



ENVIRONMENTAL

- We strive for sustainability on all our projects and achieve this by reducing waste and diligently implementing measures that minimize our impact
- Adhere to all environmental compliance requirements on projects
- Implement environmentally-friendly measures and company programs that reduce our carbon footprint such as:
  - Employed telematics system on most of our fleet assets
  - Waste recycling and reduction both in the office and our field operations
  - LED lighting and occupancy sensors
  - Efficient paper consumption measures and eliminating use of disposable kitchen products
  - Enrolling in programs that power our facilities with certified clean energy

SOCIAL

- Safety is a core value and our commitment results in achieving some of the best statistics in the industry
- Prioritize the training and development of our employees; conducted 80,000+ hours of training in 2020
- We promote diversity and inclusion at all levels of the organization and provide opportunities for diverse vendors and suppliers
- Provide employees with a network of wellness and benefits programs including tuition reimbursement
- Our employees and companies volunteer time, contribute funds, and partner with industry organizations to support meaningful charitable causes and our local communities
- Active member and partner to numerous industry organizations

GOVERNANCE

- Independent Chairman of the Board
- Audit; Compensation; Nominating, Environmental, Social, & Corporate Governance committees comprised solely of independent directors
- 3 of 9 Board members are diverse
- Conduct annual Board evaluations
- Implemented majority voting standard for directors in uncontested elections
- No "Poison Pill" in place
- Effective executive compensation best practices
- Majority of CEO compensation is performance based

MYR GROUP

Q 3 I N V E S T O R P R E S E N T A T IO N 14 DELIVERING STRONG RETURNS D I V I D E N D A D J U S T E D S T O C K R E T U R N MYRG - CAGR 22.38% EME - CAGR 11.33% PWR - CAGR 28.63% MTZ - CAGR 20.03% DY - CAGR (2.89%) -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% Dividend Adjusted Stock Return (01/03/2017 - 09/30/2021) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/3/2017 38.18$ 69.27$ 34.48$ 36.30$ 81.85$ 9/30/2021 99.50$ 115.25$ 113.82$ 86.28$ 71.24$ Div. Adj. Stock Return 160.6% 66.4% 230.1% 137.7% -13.0%

Q 3 I N V E S T O R P R E S E N T A T IO N 15 BALANCE SHEET STRENGTH W E L L - P O S I T I O N E D T O S U P P O R T A D D I T I O N A L G R O W T H $30.8 $50.7 $57.8 $44.4 $49.6 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 2017 2018 2019 2020 Q3 LTM 2021 M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev 15.2% 14.2% 13.1% 9.3% 4.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% EME MTZ MYRG PWR DY 3-Year Average ROIC $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2017 2018 2019 2020 09/30/2021 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ 3-year period for PWR, MTZ, and EME is June 2019 – June 2021 MYRG period is September 2019 – September 2021 DY period is July 2019 – July 2021 • Little off-balance-sheet leverage • Limited goodwill • Low debt leverage • Strong liquidity position – Renewed credit facility in Q3 2019, increasing the revolver to $375 million • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth clients

Q 3 I N V E S T O R P R E S E N T A T IO N 16 FINANCIAL PERFORMANCE D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N $1,403 $1,531 $2,071 $2,247 $2,460 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017 2018 2019 2020 Q3 LTM 2021 M ill io n s Revenue by Work Type Trans. Dist. C&I 16.1% CAGR $0.96 $1.01 $1.10 $1.15 $1.14 $1.16 $1.37 $1.50 $1.54 $1.55 $1.72 $1.65 $1.64 $1.57 $1.63 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2018 2019 2020 2021 B il li o n s Backlog Backlog > 12 Mo 12 Mo. Backlog 16.4% CAGR $65.8 $86.6 $101.2 $132.4 $160.1 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2017 2018 2019 2020 Q3 LTM 2021 M ill io n s EBITDA * EBITDA 26.7% CAGR $1.28 $1.87 $2.26 $3.48 $4.83 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 2017 2018 2019 2020 Q3 LTM 2021 Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 42.5% CAGR * For reconciliation of EBITDA to net income, see page 21

17
Q3 INVESTOR PRESENTATION

EXPERIENCED LEADERS

EXECUTIVES & BOARD OF DIRECTORS

MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board.

EXECUTIVE TEAM AVERAGES **24 YEARS** WITH MYR GROUP **32 YEARS** IN OUR INDUSTRY

6 of **9** directors have **significant energy/utility experience**


33%

2 of 9 directors are women

DIVERSE DIRECTORS
3 of 9 directors are diverse

MAJORITY INDEPENDENT
78%
- **7** Independent directors
- **2** Non-Independent directors

AVERAGE TENURE
6.9 YEARS
- **4 of 9** 0-5 years
- **2 of 9** 6-10 years
- **3 of 9** 11-15 years

EXECUTIVE LEADERSHIP

Rick Swartz
Chief Executive Officer
39 years with MYRG
39 years in the industry



Betty Johnson
Chief Financial Officer
21 years with MYRG
32 years in the industry



Tod Cooper
Chief Operating Officer, T&D
30 years with MYRG
32 years in the industry



Jeff Waneka
Chief Operating Officer, C&I
30 years with MYRG
37 years in the industry



William Fry
Chief Legal Officer
2 years with MYRG
23 years in the industry

Q 3 I N V E S T O R P R E S E N T A T IO N 18 CREATING SHAREHOLDER VALUE STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise • Identify and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture • Focus on integration of processes, people, technology, and equipment ORGANIC GROWTH Expand in new and existing markets that align with core capabilities • Strategic expansion of geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long-term customer relationships

Q 3 I N V E S T O R P R E S E N T A T IO N 19 MYR Group subsidiaries maintain strong, long-standing relationships with a diverse customer base throughout both our T&D and C&I business segments. REPRESENTATIVE CUSTOMER SAMPLE

20

Q3 INVESTOR PRESENTATION

EBITDA RECONCILIATION

DEMONSTRATES STRONG, LONG-TERM EXECUTION

($ In Millions, Except Per Share Amounts)*	FY				LTM
	2017	2018	2019	2020	9/30/2021
Net Income	$ 21.2	$ 31.3	$ 36.2	$ 58.8	$ 82.5
Interest Expense, net	2.6	3.6	6.2	4.6	$ 2.0
Income Tax Expense	3.5	11.8	14.2	22.6	$ 29.5
Depreciation and Amortization	38.6	39.9	44.5	46.4	$ 46.1
EBITDA	$ 65.8	$ 86.6	$ 101.2	$ 132.4	$ 160.1
Diluted Weighted Average Shares Outstanding	16.5	16.6	16.7	16.9	17.1
EBITDA per Diluted Share	$ 3.99	$ 5.22	$ 6.06	$ 7.84	$ 9.37
Revenue	$ 1,403.3	$ 1,531.2	$ 2,071.2	$ 2,247.4	$ 2,460.2

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

Note:
LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four.

EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

Q 3 I N V E S T O R P R E S E N T A T IO N 21 DEFINITIONS F I N A N C I A L R A T I O S NOTE: Images used throughout this presentation may have been taken before COVID. Net Income (LTM) [A] +[Net Interest Expense * (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning of LTM = Return on Invested Capital EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P Capital IQ Disclaimer of Liability Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DAVID GUITERREZ INVESTOR CONTACT Dresner Corporate Services 312.780.7204 | DGutierrez@dresnerco.com BETTY JOHNSON MYR GROUP CONTACT MYR Group Inc., Chief Financial Officer 847.290.1891 | Bjohnson@myrgroup.com